                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION  RIGHTS AGREEMENT (this  "Agreement") is made and entered into this 15th day of  October,  2004,  by and  between  Lynch  Corporation,  an
Indiana  corporation  ("Lynch"),  and  Venator  Merchant  Fund L.P.,  a Delaware
limited partnership (the "Purchaser").

                                    RECITALS

     Lynch and the Purchaser are entering into a Securities  Purchase  Agreement of even date herewith (the "Purchase Agreement"),  providing for the purchase by
Purchaser and sale by Lynch of 136,643  shares of common stock,  par value $0.01 per share,  of Lynch ("Common  Stock").  The shares of Common Stock purchased by the Purchaser  pursuant to the Purchase  Agreement are referred to herein as the
"Shares."

     This Agreement is being entered into  concurrently  with the closing of the transactions  contemplated by the Purchase Agreement.  The parties hereto desire that the Shares be subject to the rights and obligations described herein.

     NOW,  THEREFORE,  in  consideration  of the  premises  and  the  covenants, agreements,  representations and warranties set forth herein, and for other good and valuable consideration, the parties agree as follows:

     1.  DEFINITIONS.  Capitalized  terms used herein and not otherwise  defined shall have the meanings  given them in the Purchase  Agreement.  As used in this
Agreement:

         (a)  "Commission"  means the Securities and Exchange  Commission or any other federal agency at the time administering the Securities Act.

         (b)  "Exchange  Act"  means the  Securities  Exchange  Act of 1934,  as amended,  or any similar federal statute  enacted  hereafter,  and the rules and regulations  of the  Commission  thereunder,  all as the same shall be in effect from time to time.

         (c) "Holder" means the Purchaser or any  Transferee  complying with the provisions of Section 19 that holds Registrable Securities.

         (d) "Prospectus"  means a prospectus forming a part of the Registration
Statement.

         (e) The terms "register,"  "registered" and  "registration"  refer to a registration  effected  by  preparing  and filing a  registration  statement  in
compliance   with  the  Securities  Act  and  the  declaration  or  ordering  of effectiveness of such registration statement by the Commission.

         (f)  "Registrable   Securities"  means  the  Shares,  as  well  as  any
securities  issued as a dividend or other  distribution  with  respect to, or in exchange or in replacement of, the Shares.

         (g)  "Registration  Period"  has the  meaning  ascribed to such term in
Section 2.

                                       18

         (h) "Rule 144" means Rule 144  promulgated  under the Securities Act or any similar rule enacted hereafter,  as the same shall be in effect from time to time.

         (i) "Securities  Act" means the Securities Act of 1933, as amended,  or any similar  federal statute  enacted  hereafter,  and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

         (j) "Transferee" has the meaning ascribed to such term in Section 19.

     2.  REGISTRATION ON FORM S-3.  Lynch,  at its sole cost and expense,  shall prepare and file with the  Commission,  within 60 days after the Closing Date, a registration  statement  on Form S-3  pursuant to Rule 415 under the  Securities
Act,  or, in the event that Form S-3 is  unavailable  to Lynch,  a  registration statement on such other form (in either event,  the  "Registration  Statement"), covering the resale of the Shares  owned by each Holder,  and shall use its best efforts: (i) to cause the Registration Statement to become effective as promptly
thereafter  as  possible;   and  (ii)  to  maintain  the  effectiveness  of  the
Registration  Statement for a minimum period of two years,  subject to extension of that period as provided in Section 5 (or, if sooner, until such time, if any, as the  registered  Shares are permitted to be sold by each Holder or Transferee thereof without registration and without limitation pursuant to paragraph (k) of
Rule 144 (the "Registration Period")).

     3.  REGISTRATION  PROCEDURES.  In connection  with the  registration of any
Registrable   Securities,   Lynch   shall,   as   expeditiously   as   possible:

         (a)  Prepare  and  file  with the  Commission  such  pre-effective  and post-effective  amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement,  and/or file such reports  under the Exchange  Act, as may be necessary to cause the  Registration
Statement to become effective,  to keep the Registration  Statement continuously effective  during  the  Registration  Period  and  not  misleading,  and  as may otherwise be required or applicable under, and to comply with the provisions of, the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Registration Period.

         (b) Furnish to each Holder such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the
Securities Act, and such other  documents as the Holders may reasonably  request in order to facilitate the disposition of Registrable Securities owned by it.

         (c)  Promptly  notify  each  Holder:  (i)  when  a  Prospectus  or  any
Prospectus  supplement or post-effective  amendment is proposed to be filed and, with  respect  to  any  post-effective  amendment,  when  the  same  has  become effective,  (ii) of any request by the  Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a  Prospectus  or for  additional  information,  (iii) of the issuance by the
Commission of any stop order  suspending  the  effectiveness  of a  Registration
Statement or the  initiation of any  proceedings  for that purpose,  (iv) of the receipt  by Lynch of any  notification  with  respect to the  suspension  of the qualification  or  exemption  from  qualification  of  any  of  the  Registrable

Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding  for  such  purpose,  and  (v) of the  occurrence  of  any  event  or circumstance  that makes any  statement  made in the  Registration  Statement or
Prospectus or any document  incorporated or deemed to be incorporated therein by reference  untrue in any  material  respect or that  requires  the making of any changes in the Registration  Statement,  Prospectus or documents so that, in the case of the Registration  Statement and any amendment or supplement  thereto, it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary to make the statements therein  not  misleading,  and that in the case of the  Prospectus,  it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein, in light of the circumstances under which they were made, not misleading.

         (d) Make  every  reasonable  effort to avoid the  issuance  of,  or, if issued,  obtain the withdrawal of, any order suspending the effectiveness of the
Registration  Statement,  or the lifting of any suspension of the  qualification
(or exemption from qualification) of any of the Registrable  Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) If requested by any of the Holders,  (i) promptly  incorporate in a
Prospectus  supplement or  post-effective  amendment  such  information  as such
Holders  reasonably  request be included  therein  regarding such Holders or the plan of distribution  of the  Registrable  Securities and (ii) make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable  after  Lynch  has  received  notification  of  such  matters  to be
incorporated  in  such  Prospectus   supplement  or  post-effective   amendment;
provided,  however, that Lynch shall not be required to take any action pursuant to this  Section  3(e) that would,  in the opinion of counsel to Lynch,  violate applicable law.

         (f) Upon the occurrence of any event  contemplated  by Section 3(c), as promptly  as  practicable,  prepare  and  deliver to the  Holders  any  required
supplement  or  amendment,   including  a  post-effective   amendment,   to  the
Registration  Statement  or a  supplement  to the  Prospectus  or  any  document incorporated  or deemed to be  incorporated  therein by reference,  and file any other required  document,  including such reports as may be required to be filed under the Exchange Act, so that, as thereafter  delivered,  the Prospectus  will not contain an untrue  statement of a material  fact or omit to state a material fact required to be stated therein or necessary to make the statements  therein, in light of the circumstances under which they were made, not misleading.

         (g) Use its best efforts to cause all Registrable Securities the resale of which is registered under cover of the Registration Statement to be listed on the  American  Stock  Exchange or such other  securities  exchange or  automated quotation  system,  if any,  as is then the  principal  securities  exchange  or automated quotation system on which the Common Stock is then listed.

         (h) Use its best efforts to cause all Registrable Securities registered by the Registration Statement to be registered or qualified under the securities or "blue  sky" laws of such  states as the  Holders  shall  reasonably  request;
provided,  however,  that Lynch shall not be required to qualify generally to do business in any  jurisdiction  where it is not then so  qualified or to take any action  that  would  subject  it to  general  service  of  process  in any  such jurisdiction  where  it is not  then so  subject  or to  subject  itself  to any material tax in any such jurisdiction where it is not then so subject.

         (i) Cooperate with the Holders to facilitate the timely preparation and delivery of  certificates  representing  the  Registrable  Securities to be sold pursuant to the  Registration  Statement free of any restrictive  legends and in such  denominations  and  registered in such names as the Holders may reasonably request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement.

     4. OBLIGATION TO FURNISH INFORMATION.  It shall be a condition precedent to the  obligations  of Lynch to take any action  pursuant to this  Agreement  with respect  to the  Registrable  Shares of a Holder  that such  Holder  shall  have furnished to Lynch such  information  regarding it, the  Registrable  Securities held  by it,  and  the  intended  method  of  disposition  of  such  Registrable
Securities  as Lynch  shall  reasonably  request  and as shall  be  required  in connection with the action to be taken by Lynch.

     5. DELAY OR SUSPENSION OF REGISTRATION STATEMENT.

         (a) If (i) Lynch is engaged in any active  program  for  repurchase  of
Common Stock; (ii) Lynch is conducting or about to conduct an offering of Common
Stock and Lynch is advised by the investment  banker engaged by Lynch to conduct the offering that such offering would be affected  adversely by the registration of the offer and sale of the  Registrable  Securities;  (iii)  there is material non-public information regarding Lynch that the Board of Directors of Lynch (the
"Board")  reasonably  determines  not to be in Lynch's best interest to disclose and  that  Lynch is not  otherwise  required  to  disclose,  or (iv)  there is a significant business opportunity (including, but not limited to, the acquisition or  disposition  of assets other than in the ordinary  course of business or any merger,  consolidation,  tender offer or other similar transaction) available to
Lynch that the Board reasonably determines not to be in Lynch's best interest to disclose, Lynch may (x) postpone or suspend filing of the Registration Statement for a period  not to exceed  45  consecutive  days or (y)  postpone  or  suspend effectiveness  of the  Registration  Statement  for a period  not to  exceed  45 consecutive days; PROVIDED that Lynch may not postpone or suspend  effectiveness of the Registration  Statement under this Section 5(a) for more than 120 days in the aggregate  during any consecutive  12-month period;  and PROVIDED,  FURTHER, that no such  postponement  or  suspension  shall be permitted  for  consecutive
45-day  periods  arising  out  of  the  same  set  of  facts,  circumstances  or transactions.

         (b)  Upon  receipt  of any  notice  from  Lynch to the  Holders  of the happening of any event of the kind described in Section 5(a),  each Holder shall forthwith discontinue  disposition of Registrable Securities until such Holder's receipt  of copies of a  supplemented  or  amended  Prospectus  contemplated  by
Section 3(f), or until it is advised in writing (the "Advice") by Lynch that the use of the Prospectus may be resumed,  and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed  by Lynch,  each  Holder  shall  deliver to Lynch (at the expense of
Lynch) all  copies,  other than  permanent  file  copies  then in each  Holder's possession,  of the Prospectus current at the time of receipt of such notice. In the event Lynch shall give any such  notice,  the  Registration  Period shall be extended by the number of days during the period from and  including the date of the giving of such notice  pursuant to Section 3(c) or 5(a) to and including the date when the  Holders  shall  have  received  the copy of the  supplemented  or amended prospectus contemplated by Section 3(f) or the Advice.

         (c)  Each  Holder  whose  Registrable   Securities  are  covered  by  a
Registration  Statement filed pursuant to Section 2 hereof agrees, if and to the extent  requested by the managing  underwriter or underwriters in the case of an underwritten offering of Common Stock by Lynch or any shareholder of Lynch other than Holders  proposing to make sales of Common Stock pursuant to a registration statement  under the Securities Act (to the extent timely notified in writing by
Lynch or such managing underwriter or underwriters or such shareholder),  not to effect any  public  sale or  distribution  of  securities  of Lynch of any class included in such Registration  Statement,  including a sale pursuant to Rule 144
(or any similar rule then in force) under the Securities  Act, except as part of such underwritten registration,  during the 10-day period prior to, and a period of up to 90 days beginning on, the effective date of any  underwritten  offering made pursuant to such  Registration  Statement;  provided  that, if requested by such managing  underwriter or  underwriters  or such  shareholder of Lynch,  the executive  officers and  directors  of Lynch shall have  similarly  agreed;  and provided  further  that in no event shall the  provisions  of this  Section 5(c)
prevent the sale of Registrable Securities for more than 100 days in any 365-day period.  In the event Lynch or the managing  underwriter or underwriters or such shareholder  shall  give any  such  notice,  the  Registration  Period  shall be extended by the number of days that the Holders are  prohibited  from  effecting any such public sale or distribution pursuant to this Section 5(c).

     6. EXPENSES OF REGISTRATION.  All expenses  incurred in connection with the registration  pursuant to Section 2 (excluding any  underwriters'  discounts and commissions and fees and  disbursements of counsel for the Holders),  including, without  limitation  all  registration  and  qualification  fees,  and  fees and disbursements of counsel for Lynch, shall be borne by Lynch.

     7. INDEMNIFICATION.

         (a) To the full extent  permitted by law, Lynch shall,  and hereby does indemnify and hold harmless each Holder,  each  director,  officer,  partner and agent of each Holder,  any underwriter  (as defined in the Securities  Act), and each person, if any, who controls each Holder, or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or  several,  to which  they may become  subject  under the  Securities  Act and applicable  state  securities  laws insofar as such losses,  claims,  damages or liabilities  (or  actions in respect  thereof)  arise out of or are based on any untrue or  alleged  untrue  statement  of any  material  fact  contained  in the
Registration Statement, including any preliminary Prospectus or final Prospectus or any amendments or supplements  thereto, or arise out of or are based upon the omission or alleged  omission to state  therein a material  fact  required to be stated therein in light of the circumstance under which it was made or necessary to make the  statements  therein not misleading or arise out of any violation by
Lynch of any rule or regulation  promulgated under the Securities Act applicable to Lynch and relating to action or inaction required of Lynch in connection with any such  registration;  and shall  reimburse  each such person for any legal or other expenses  reasonably  incurred by him in connection with  investigating or defending  any such loss,  claim,  damage,  liability or action.  The  indemnity agreement  contained  in this  Section  7 shall  not  apply to  amounts  paid in settlement  of any such  loss,  claim,  damage,  liability,  or  action  if such settlement is effected  without the consent of Lynch (which consent shall not be unreasonably  withheld)  nor shall Lynch be liable to a Holder,  underwriter  or controlling person for any such loss, claim, damage,  liability or action to the extent that it arises out of or is based upon an untrue  statement or an alleged untrue  statement or omission or alleged  omission made in  connection  with the
Registration Statement,  preliminary Prospectus, final Prospectus, or amendments or  supplements  thereto,  in reliance upon and in conformity  with  information furnished by such Holder in writing for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person.

         (b) To the full extent  permitted by law,  each Holder shall  indemnify and hold harmless  Lynch,  each of its directors,  each of its officers who have signed the  registration  statement,  each person,  if any,  who controls  Lynch within the meaning of the Securities  Act, and any underwriter for Lynch (within the meaning of the  Securities  Act),  against any  losses,  claims,  damages or liabilities,  joint or several,  to which Lynch or any such  director,  officer, controlling  person or underwriter may become subject,  under the Securities Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities  (or actions in respect  thereof) arise out of or are based upon any untrue  statement or alleged untrue  statement of any material fact contained in the  Registration  Statement,  including  any  preliminary  Prospectus  or final
Prospectus or any  amendments  or  supplements  thereto,  or arise out of or are based upon the  omission or alleged  omission to state  therein a material  fact required to be stated  therein or necessary to make the  statements  therein not misleading in light of the  circumstances,  in each case to the extent, but only to the  extent,  that such  untrue  statement  or alleged  untrue  statement  or omission or alleged omission was made in the Registration Statement, preliminary or final Prospectus,  or amendments or supplements thereto, in reliance upon and in conformity  with  information  furnished in writing by such Holder for use in connection with such  registration.  The indemnity  agreement  contained in this
Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage,  liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

         (c) In no event shall the liability of any Holder under Section 7(b) be greater  than the lesser of (a) its pro rata portion of any  liability  based on the total liability of all Holders similarly situated,  or (b) the dollar amount of the net  proceeds  received by such  Holder upon the sale of the  Registrable
Securities giving rise to such indemnification obligation.

         (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the  commencement of any action or actual knowledge of a claim that would,  if  asserted,  give  rise  to a  claim  for  indemnity  hereunder,  such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying  party  under this  Section 7,  notify  the  indemnifying  party in writing of the  commencement  thereof or knowledge  thereof and the indemnifying party  shall  have  the  right  to  participate  in,  and,  to  the  extent  the indemnifying  party so  desires,  jointly  with  any  other  indemnifying  party similarly  noticed,  to assume the defense thereof with qualified  counsel.  The failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim,  if materially  prejudicial to its ability to defend such  action,  shall  relieve such  indemnifying  party of any liability to the indemnified  party under this Section 7, but the omission so to notify the indemnifying  party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

         (e) If the  indemnification  provided  for in this Section 7 is for any reason,  other than pursuant to the terms thereof,  held to be unavailable to an indemnified party in respect of any losses,  claims,  damages or liabilities (or actions in respect thereof) referred to therein,  then each  indemnifying  party shall, in lieu of indemnifying such indemnified party,  contribute to the amount paid or payable by such  indemnified  party as a result of such losses,  claims, damages or liabilities (or actions in respect  thereof) in such proportion as is appropriate to reflect the relative fault of Lynch and each Holder in connection with the statements or omissions that resulted in such losses, claims,  damages, liabilities  (or  actions in  respect  thereof),  as well as any other  relevant equitable  considerations.  The relative  fault shall be determined by reference to,  among other  things,  whether the untrue or alleged  untrue  statement of a material  fact  relates  to  information  supplied  by Lynch or a Holder and the parties'  relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission.  Lynch and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(e)
were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable  considerations referred to above in this
Section 7(e). The amount paid or payable by an indemnified  party as a result of the losses,  claims,  damages or  liabilities  (or  actions in respect  thereof)
referred to above in this  Section  7(e) shall be deemed to include any legal or other expenses  reasonably incurred by such indemnified party in connection with investigating  or defending any such action or claim,  but shall be subject,  in the case of a Holder,  to the limitation of Section 7(c) above. No person guilty of  fraudulent  misrepresentation  within the  meaning  of Section  11(d) of the
Securities  Act shall be  entitled to  contribution  from any person who was not guilty  of such  fraudulent  misrepresentation.  No party  shall be  liable  for contribution with respect to any loss, claim,  damage,  liability,  or action if such  settlement is effected  without the prior  written  consent of such party, which consent shall not be reasonably withheld.

     8.  TERMINATION.  This Agreement  shall  terminate  upon  expiration of the
Registration  Period,  provided that the rights and  obligations  of the parties pursuant to Section 7 shall survive such termination.

     9. RULE 144.  During  the  Registration  Period,  Lynch  shall use its best efforts to file the reports required to be filed by it under the Exchange Act in a timely  manner and, if at any time Lynch is not required to file such reports, it shall, upon the request of any Holder,  use its best efforts to make publicly available other  information so long as is necessary to permit sales pursuant to
Rule 144.  Lynch  shall take such  further  action as any Holder may  reasonably request,  all to the extent  required from time to time to enable such Holder to sell  Registrable  Securities  without  registration  under the  Securities  Act pursuant to the exemption  provided by Rule 144 under the  Securities  Act. Upon the  request  of any  Holder,  Lynch  shall  deliver  to the  Holders  a written statement as to whether it has complied with such information requirements.

     10. REMEDIES.  In case any one or more of the covenants  and/or  agreements set forth in this  Agreement  shall  have been  breached  by Lynch or any of the
Holders,  the  Holders or Lynch (as the case may be) may  proceed to protect and enforce its or their  rights  either by suit in equity  and/or by action at law, including,  but not  limited  to, an action for  damages as a result of any such breach  and/or an action for  specific  performance  or  injunctive  relief with respect to any such covenant or agreement contained in this Agreement.

     11.  NOTICES.  All  notices,  requests,  demands  or  other  communications provided  for or permitted to be given  pursuant to this  Agreement  shall be in writing  and shall be deemed to have been duly given when  delivered  personally
(which  personal  delivery  shall  include  delivery  by  responsible  overnight courier),  or five days after being sent by registered or certified mail, return receipt requested, postage prepaid:

            (i)   If to Lynch to:

                  Lynch Corporation
                  50 Kennedy Plaza, Suite 1250
                  Providence, Rhode Island 02903
                  Attention:  Chief Executive Officer
                  Tel:  (401) 453-2007

                  with a copy to:

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  Park Avenue Tower
                  65 East 55th Street
                  New York, New York 10022
                  Attention:  David J. Adler, Esq.
                  Tel:  (212) 451-2300

                  If to the Holders to:

                  Venator Merchant Fund L.P.
                  One Corporate Center
                  Rye, New York 10580
                  Attention: Marc J. Gabelli
                  Tel:  (914) 921-5100

All such notices, requests, demands or other communications to be given by or to the  Holders  shall be given by or to the  Purchaser.  By  giving  to the  other parties at least five days' written notice thereof,  any party hereto shall have the right from time to time and at any time during the term of this Agreement to change its respective  address and each party shall have the right to specify as its address any other address within the United States of America.

     12. GRANT OF OTHER REGISTRATION  RIGHTS. From time to time, Lynch may grant registration  rights to any other  holder  or  prospective  holder of any of the capital stock of Lynch.

     13. BINDING  AGREEMENT.  This Agreement and each provision  herein shall be binding upon and  applicable  to, and shall inure to the benefit of, Lynch,  the
Purchaser and their permitted assigns and legal representatives.

     14. CONSENTS AND WAIVERS. No consent or waiver,  express or implied, by any party  hereto of the breach,  default or  violation by any other party hereto of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any  other  breach,  default  or  violation  of the  same or any  other obligations of such party hereunder.  Failure on the part of any party hereto to complain  of any act of any of the other  parties or to declare any of the other parties  hereto in default,  irrespective  or how long such  failure  continues, shall not constitute a waiver by such party of his rights hereunder.

     15. APPLICABLE LAW AND CONSENT TO JURISDICTION.

         (a) This  Agreement  shall be governed by and  construed in  accordance with the laws of the State of New York,  without giving effect to the principles of conflicts of law thereof.

         (b) The  parties  hereto  hereby  irrevocably  submit to the  exclusive jurisdiction  of the New York state courts,  or the United States District Court for the Southern  District of New York, in each case sitting in New York County,
New York over any  action  or  proceeding  arising  out of or  relating  to this
Agreement  and the  transactions  contemplated  hereby  and each of the  parties hereto  hereby  irrevocably  agrees that all claims in respect to such action or proceeding  shall be heard  and  determined  in such New York  state or  federal court.  Each of the parties  hereto hereby  irrevocably  waives,  to the fullest extent legally possible, the defense of an inconvenient forum to the maintenance of such action or proceeding.

     16. PRIOR AGREEMENTS; AMENDMENTS. This Agreement and the Purchase Agreement
supersede  any prior or  contemporaneous  understanding  or agreement  among the parties to the Purchase  Agreement  respecting the subject matter hereof.  There are no arrangements,  understandings or agreements,  oral or written, among such parties  relating to the subject  matter of this  Agreement,  except those fully expressed herein or in documents executed contemporaneously herewith,  including the Purchase  Agreement.  No change or  modification  of this Agreement shall be valid or binding upon the parties hereto unless such change or  modification  or waiver  shall be in writing and signed by Lynch and by the  Purchaser,  and such
change  or  modification   shall  be  binding  on  all  Holders  of  Registrable
Securities.

     17. HEADINGS.  The headings and captions in this Agreement are included for
purposes  of  convenience   only  and  shall  not  affect  the  construction  or
interpretation of any of its provisions.

     18.  COUNTERPARTS.  This  Agreement may be executed  simultaneously  in any number of  counterparts,  each of which shall be deemed an original,  but all of which when taken together shall constitute one and the same  instrument.  In the event that any signature is delivered by facsimile transmission,  such signature shall create a valid and binding  obligation of the party executing (or on whose behalf such  signature  is  executed)  with the same force and effect as if such facsimile signature page were an original thereof.

     19. TRANSFER OF RIGHTS AND  OBLIGATIONS.  This Agreement and the rights and obligations of any Holder under this Agreement may be transferred by such Holder to an Affiliate of such Holder (any such permitted  transferee being referred to herein as a "Transferee").  As a condition  precedent to any such transfer,  any such Transferee  must provide written notice of such assignment to Lynch,  which notice shall at a minimum include the name and address of such  Transferee,  the

Shares with respect to which such  transfer is to occur and the number,  if any, of other  shares of Common  Stock  held by such  Transferee,  and must  agree in writing to be bound by the terms of this Agreement.

     20. THIRD PARTY  BENEFICIARIES.  Lynch hereby acknowledges that Transferees
complying   with  the   provisions   of  Section  19  are  express  third  party
beneficiaries of the obligations of Lynch hereunder.

     21. GENDER. As used in this Agreement,  the neuter gender shall include the masculine  and  feminine  genders and the  masculine  gender  shall  include the feminine and neuter genders,  the singular shall include the plural and the word
"person" shall include a  corporation,  firm,  company,  trust and other form of association or entity.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed and delivered on the date first above written.

                                 LYNCH CORPORATION

                                 By:    /s/ John C. Ferrara
                                        -------------------------------------
                                 Name:  John C. Ferrara
                                 Title: President and Chief Executive Officer

                                 VENATOR MERCHANT FUND L.P.
                                 By:  Venator Global, LLC, its General Partner

                                 By:    /s/ Marc J. Gabelli
                                        --------------------------------------
                                 Name:  Marc J. Gabelli
                                 Title: President

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